UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2014

ARCTIC CAT INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-18607	41-1443470
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

505 Hwy 169 North, Suite 1000
Plymouth, Minnesota	55441
(Address of Principal Executive Offices)	(Zip Code)

(763) 354-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 7, 2014, at the annual meeting of shareholders (the “Annual Meeting”) of Arctic Cat Inc. (the “Company”), the Company’s shareholders approved an amendment to the Company’s Restated Articles of Incorporation to establish majority voting for the election of directors in uncontested elections. In order to reflect the adoption of the majority voting standard for uncontested director elections, the Board of Directors approved conforming changes to the Company’s Amended and Restated Bylaws, specifically eliminating the plurality voting standard that was articulated in Article II, Section 6 (the “Bylaws Amendment”). A copy of the Bylaws Amendment is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on August 7, 2014. The votes cast with respect to each item of business properly presented at the Annual Meeting are as follows:

Proposal No. 1—The shareholders elected the nominees to the Board of Directors for a three-year term.

	For	Withheld	Broker Non- Vote
Tony J. Christianson	10,502,310	482,680	863,664
D. Christian Koch	10,510,966	474,024	863,664
Kenneth J. Roering	8,862,060	2,122,930	863,664

Proposal No. 2—The shareholders approved the amendment to the Company’s Restated Articles of Incorporation to provide that directors will be elected by a majority vote in uncontested elections.

For	10,926,561
Against	36,034
Abstain	22,395
Broker Non-Vote	863,664

Proposal No. 3—The shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2015.

For	11,075,553
Against	740,445
Abstain	32,656
Broker Non-Vote	N/A

Proposal No. 4—The shareholders approved the named executive compensation on a non-binding, advisory basis.

For	10,726,567
Against	200,356
Abstain	58,067
Broker Non-Vote	863,664

Item 8.01. Other Events.

As presented above in Item 5.07 and incorporated herein by reference, at the Annual Meeting, the Company’s shareholders approved an amendment to the Company’s Restated Articles of Incorporation to implement majority voting for the election of directors in uncontested elections. On August 8, 2014, the Company effected such action by filing Articles of Amendment with the Minnesota Secretary of State (the “Amendment”). Upon filing the Amendment, the Board implemented conforming changes to the Company’s Amended and Restated Bylaws, as noted in Item 5.03 above. A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item. 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Articles of Amendment of Restated Articles of Incorporation of Arctic Cat Inc.

3.2	Amendment to the Amended and Restated Bylaws of Arctic Cat Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCTIC CAT INC.

Dated: August 11, 2014	By:	/s/ Timothy C. Delmore
Timothy C. Delmore
Chief Financial Officer

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Articles of Amendment of Restated Articles of Incorporation of Arctic Cat Inc.

3.2	Amendment to the Amended and Restated Bylaws of Arctic Cat Inc.